AMENDMENT NO. 1

                                      TO

                        MANAGEMENT CONSULTING AGREEMENT


         THIS AMENDMENT NO. 1 TO MANAGEMENT CONSULTING AGREEMENT (This "Amendment No. 1"), dated as of January 31, 1996, is made by and among TJC Management Corporation, a Delaware corporation (the "Consultant"), NRE Holdings, Inc., a Delaware corporation (the "Company"), and National Restaurant Enterprises, Inc., a Delaware corporation, and a wholly-owned subsidiary of Holdings ("NRE").

                             W I T N E S S E T H:

         WHEREAS, the Consultant, the Company, and NRE are parties to a Management Consulting Agreement, dated September 1, 1994 (the "Management Consulting Agreement");

         WHEREAS, the Consultant continues to have and or have access to personnel who are highly skilled in the field of rendering advice to businesses and financial advice to the Company;

         WHEREAS, the Company continues to desire to retain the Consultant and to provide business and financial advice to the Company;

         WHEREAS, concurrent with the date hereof, the Company and NRE are entering into a Second Amended and Restated Revolving Credit and Term Loan Agreement with The First National Bank of Boston and the other lending institutions listed on Schedule 1 thereto, with The First National Bank of Boston acting as agent for itself and such other lending institutions (as in effect as of the date hereof, the "Credit Agreement"); and

         WHEREAS, as a condition to the closing of the Credit Agreement, Consultant is required to amend certain provisions of the Management Consulting Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the parties agree that, from and after the date hereof, the Management Consulting Agreement be, and hereby is, amended as follows:


                              A G R E E M E N T:









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         SECTION 1. Amendment. Effective as of the date hereof, Section 2.(a)
of the Management Consulting Agreement shall be deleted in its entirety and replaced with the following:

                  2.(a) The Company shall pay the Consultant an annual management fee equal to the higher of (i) $500,000 or (ii) 2.5% of the EBITDA (as defined in the Credit Agreement) of the Company's and NRE's wholly-owned subsidiaries, up to an amount not to exceed $600,000 minus any amounts paid pursuant to Section 10.4(b) of the Credit Agreement in any fiscal year prior to the fiscal year ending December 31, 1999. The Company shall pay the Consultant such management fee in quarterly installments equal to the higher of (i) $125,000 or (ii) 2.5% of EBITDA for the fiscal quarter on each of March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1995. The management fee will be recalculated, as set forth in clauses (i) and
                  (ii) above, promptly and as soon as practicable, as of the beginning of each fiscal quarter.

         SECTION 2. Effect of this Amendment No. 1 on the Other Terms of the Management Consulting Agreement. Except as expressly amended and modified herein, all other terms of the Management Consulting Agreement shall remain in full force and effect as originally made and entered into by the parties thereto.

         SECTION 3. Governing Law. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of New York (excluding provisions relating to choice of law).

         SECTION 4. Necessary Documents. The parties hereto agree to execute or cause to be executed at any time, any and all other documents or instruments necessary to carry out the terms of this Agreement.

         SECTION 5. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, and all signatures need not appear on any one counterpart.


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         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.


                        TJC MANAGEMENT CORPORATION


                        By:______________________________
                           Name:
                           Title:


                        NRE HOLDINGS, INC.


                        By:______________________________
                           Name:
                           Title:


                        NATIONAL RESTAURANT ENTERPRISES, INC.


                        By:______________________________
                           Name:
                           Title:


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